================================================================================
                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                  April 8, 2004
                        (Date of earliest event reported)


                         GRIFFIN LAND & NURSERIES, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                              0-29288               06-0868496
--------                              -------               ----------
(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                  File Number)          Identification No.)


ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                         10020
-----------------------------------------                         -----
(Address of principal executive offices)                          (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE              (212) 218-7910
                                                                --------------

Item 7.          Financial Statements and Exhibits
-------          ---------------------------------

          Exhibit 99.1: Registrant's April 8, 2004 Press Release (attached hereto.)


Item 12.     Results of Operations and Financial Condition
--------     ---------------------------------------------

On April 8, 2004 the Registrant issued a press release announcing its results of operations for its 2004 first quarter. Attached as Exhibit 99.1 to the report is the Registrant's April 8, 2004 Press Release, which is incorporated herein by reference.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GRIFFIN LAND & NURSERIES, INC.


                              /s/  Anthony J. Galici
                              ----------------------
                              Anthony J. Galici
                              Vice President, Chief Financial Officer and
                              Secretary

Dated:  April 8, 2004